UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2008

Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

711 High Street, Des Moines, Iowa	50392-0001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed solely to correct typographical errors in Exhibit 4.2 to Principal Life Insurance Company’s Current Report on Form 8-K filed on April 23, 2008. A copy of the corrected Notes issued by the Principal Life Income Fundings Trust 2008-027 is attached hereto as Exhibit 4.2.
Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-147181 and 333-147181-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 6, 2007 and amended on November 20, 2007.
     (c) Exhibits
     Exhibit 4.2      Notes issued by the Trust, dated as of April 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: May 2, 2008	By:	/s/ Christopher J. Henderson
		Name:	Christopher J. Henderson
		Title:	Vice President and Associate General Counsel

EXHIBIT INDEX
     Exhibit 4.2      Notes issued by the Trust, dated as of April 23, 2008.